AMENDMENT  AND WAIVER (this  "Waiver"),  dated as of April 15, 1998, to the
FIVE YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT and the 364-DAY COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT, each of which is dated as of October 2, 1996 (as each of the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among CENDANT CORPORATION a Delaware corporation (the "Borrower"), the financial institutions parties thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, a New York
banking corporation, as agent for the Lenders (in such capacity, the "Administrative Agent").

                                   WITNESSETH:

     WHEREAS, the Borrower has requested the Lenders to amend and waiver certain provisions of the Credit Agreements upon the terms and conditions set forth herein;

     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

     1. Defined Terms. Terms defined in the Credit Agreements and used herein shall have the meanings given to them in the Credit Agreements.

     2. Amendment and Waivers. (a) The Required Lenders under each Credit Agreement hereby waive compliance by the Borrower with the provisions of Section 4.2(b) of the Credit Agreements for the period prior to the Effective Date (as defined below) to the extent such Section 4.2(b) refers to paragraphs (ii) and
(iii) of Section 3.4 of the Credit Agreements and agree that failure of the representations in paragraphs (ii) and (iii) of Section 3.4 of the Credit Agreements to be correct will not constitute a Default or an Event of Default. On and after the Effective Date paragraphs (ii) and (iii) of Section 3.4 of the Credit Agreements shall be deleted.

     (b) The Required Lenders under each Credit Agreement hereby waive compliance by the Borrower with the provisions of Section 5.1(a), (b), (c) and
(h) of the Credit Agreements with respect to the financial statements, officer's certificates and accountant's certificate required to be delivered in respect to the fiscal year ending December 31, 1997 and fiscal quarter ending March 31, 1998 as long a such financial statements and certificates are delivered on or prior to June 15, 1998. The Required Lenders agree that the failure to deliver such financial statements and certificates prior to June 15, 1998 shall not constitute a Default or Event of Default.

     (c) The Required Lenders under each Credit Agreement hereby waive compliance by the Borrower with the provisions of Sections 5.6 of the Credit Agreements with respect to the matters disclosed in the Borrower's press release dated April 15, 1998.

     3.  Effective  Date.  This Waiver shall  become  effective on the date (the
"Effective Date") on which the Borrower, the Administrative Agent and the Required Lenders under each Credit Agreement shall have duly executed and delivered to the Administrative Agent this Waiver.

     4. No Other Amendments; Confirmation. Except as expressly waived and amended hereby, the provisions of the Credit Agreement and each of the Fundamental Documents are and shall remain in full force and effect.

     5. Governing Law. This Waiver and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     6. Counterparts. This Waiver may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Waiver may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the undersigned have caused this Waiver to be executed and delivered by their duly authorized officers as of the date first above written.

                               CENDANT CORPORATION


                               By: /s/ Terry E. Kridler
                               Name: Terry E. Kridler
                               Title: Senior Vice President and Treasurer


                               THE CHASE MANHATTAN BANK, as
                               Administrative Agent and as a Lender


                               By: /s/ Carol A. Ulmer
                               Name: Carol A. Ulmer
                               Title: Vice President

                       ABN-AMRO BANK N.V. NEW YORK BRANCH

                       By: /s/ Diane R. Maurice
                           Name: Diane R. Maurice
                           Title: Vice President


                       By: /s/ William J. Van Nostrand
                           Name: William J. Van Nostrand
                           Title: Group Vice President and Director


                       BANK OF AMERICA NT&SA

                       By: /s/ S. Aronwitz
                           Name: S. Aronwitz
                           Title: MD


                       BANK OF MONTREAL

                       By:
                           Name:
                           Title:


                       THE BANK OF NEW YORK

                       By: /s/ Eliza S. Adams
                           Name: Eliza S. Adams
                           Title: Vice President


                       THE BANK OF NOVA SCOTIA

                       By: /s/ S. Lockhart
                           Name: S. Lockhart
                           Title: VP


                       BANK OF TOKYO-MITSUBISHI TRUST
                       COMPANY

                       By: /s/ Michael C. Irwin
                           Name: Michael C. Irwin
                           Title: Vice President

                             BANQUE PARIBAS

                             By: /s/ Duane Helkowski
                                 Name: Duane Helkowski
                                 Title: Vice President


                             By: /s/ Robert G. Carino
                                 Name: Robert G. Carino
                                 Title: Vice President


                             BAYERISCHE LANDESBANK
                             GIROZENTRALE
                             CAYMAN ISLANDS BRANCH

                             By: /s/ Alex Kohnert
                                 Name: Alex Kohnert
                                 Title: Vice President


                             By: /s/ Sean O'Sullivan
                                 Name: Sean O'Sullivan
                                 Title: Vice President


                             BAYERISCHE VEREINSBANK AG, NEW
                             YORK BRANCH

                             By: /s/ Marianne Weinzinger
                                 Name: Marianne Weinzinger
                                 Title: Vice President


                             By: /s/ Pamela J. Gillons
                                 Name: Pamela J. Gillons
                                 Title: Assistant Treasurer


                             CIBC INC

                             By: /s/ Christopher P. Kleczkowski
                                 Name: Christopher P. Kleczkowski
                                 Title: Executive Director, CIBC
                                 Oppenheimer Corp., as agent

                             CITIBANK, N.A.

                             By: /s/ Larry Farley
                                 Name: Larry Farley
                                 Title: Vice President


                             COMERICA BANK

                             By: /s/ Kimberly S. Kersten
                                 Name: Kimberly S. Kersten
                                 Title: Vice President


                             CREDIT LYONNAIS NEW YORK BRANCH

                             By: /s/ Vladimer Labon
                                 Name: Vladimer Labon
                                 Title: First Vice President-Manager


                             CREDIT SUISSE FIRST BOSTON

                              By: /s/ Robert N. Finney
                                  Name: Robert N. Finney
                                  Title: Managing Director


                              By: /s/ Thomas G. Mudio
                                  Name: Thomas G. Mudio
                                  Title: Vice President


                              DG BANK DEUTSCHE
                              GENOSSENSCHAFTSBANK,
                              CAYMAN ISLAND BRANCH

                              By: /s/ Stefanie Gaensslen
                                  Name: Stefanie Gaensslen
                                  Title: Asst. Vice President

                          FIRST AMERICAN NATIONAL BANK

                          By: /s/ Scott M. Bane
                               Name: Scott M. Bane
                               Title: Senior Vice President


                          FIRST HAWAIIAN BANK

                          By: /s/ Scott R. Nahme
                              Name: Scott R. Nahme
                              Title: Vice President


                          FIRST NATIONAL BANK OF BOSTON

                          By: /s/ Carlton F. Williams
                              Name: Carlton F. Williams
                              Title: Director


                          FIRST NATIONAL BANK OF CHICAGO

                          By: /s/ Kyle G. Freimuth
                              Name: Kyle G. Freimuth
                              Title: Asst. Vice President


                          FIRST NATIONAL BANK OF MARYLAND

                          By: /s/ Susan Elliott Benninghoff
                              Name: Susan Elliott Benninghoff
                              Title: Vice President


                          FIRST UNION NATIONAL BANK

                          By: /s/ Reyno A. Giallongo, Jr.
                              Name: Reyno A. Giallongo, Jr.
                              Title: S.V.P.

                            FLEET NATIONAL BANK

                            By: /s/ Marlene R. Haddad
                                Name: Marlene R. Haddad
                                Title: Vice President


                            THE FUJI BANK, LIMITED
                            NEW YORK BRANCH

                            By: /s/ Raymond Ventura
                                Name: Raymond Ventura
                                Title: Vice President & Manager


                            THE INDUSTRIAL BANK OF JAPAN
                            LIMITED
                            NEW YORK BRANCH

                            By: /s/ Jeffrey Cole
                                Name: Jeffrey Cole
                                Title: Senior Vice President


                            MELLON BANK, N.A.

                            By:
                                Name:
                                Title:


                            MORGAN GUARANTY TRUST COMPANY
                            OF NEW YORK

                            By: /s/ Claire E. Aldrich
                                Name: Claire E. Aldrich
                                Title: Vice President


                            NATIONSBANK, N.A.

                            By: /s/ Eileen C. Higgins
                                Name: Eileen C. Higgins
                                Title: Vice President

                           THE NORTHERN TRUST COMPANY

                           By: /s/ Eric Strickland
                               Name: Eric Strickland
                               Title: Vice President


                           PNC BANK, N.A.

                           By: /s/ Michael Nards
                               Name: Michael Nards
                               Title: Vice President


                           ROYAL BANK OF CANADA
                           By: /s/ David A. Barselou
                               Name: David A. Barselou
                               Title: Senior Manager Corporate Banking


                           THE SAKURA BANK, LIMITED

                           By: /s/ Yasumasa Kikuchi
                               Name: Yasumasa Kikuchi
                               Title: Senior Vice President


                           THE SANWA BANK, LIMITED

                           By:
                               Name:
                               Title:


                           THE SUMITOMO BANK, LIMITED,
                           NEW YORK BRANCH

                           By: /s/ John C. Kissinger
                               Name: John C. Kissinger
                               Title: Joint General Manager

                              SUMMIT BANK

                              By: /s/ Bruce A. Gray
                                  Name: Bruce A. Gray
                                  Title: Vice President
                                  Large Corporate Group

                              THE TOKAI BANK LIMITED NEW YORK
                              BRANCH

                              By:
                                  Name:
                                  Title:


                              UNITED STATES NATIONAL BANK
                              OF OREGON

                              By: /s/ Elliot Jaffee
                                  Name: Elliot Jaffee
                                  Title: Vice President


                              WESTDEUTSCHE LANDESBANK
                              GIROZENTRALE

                              By:
                                  Name:
                                  Title:


                              BANKERS TRUST COMPANY

                              By: /s/ James Reilly
                                  Name: James Reilly
                                  Title: Vice President